UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Gateway Dr, Suite 150 Irving, Texas		75063
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 865-2219

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On August 11, 2016, Reata Pharmaceuticals, Inc. (“the Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2016 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.08Shareholder Director Nominations.

The information set forth below under Item 8.01 is incorporated herein by reference.

Item 8.01Other Events.

The Company has scheduled its 2017 annual meeting of stockholders for Wednesday, June 7, 2017 (the “2017 Annual Meeting”). The exact time and location of the 2017 Annual Meeting will be specified in the Company’s proxy statement for the 2017 Annual Meeting. Because the Company’s 2017 Annual Meeting has been changed by more than 30 calendar days from the date of the previous year’s meeting, the Company is affirming the deadline for receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2017 Annual Meeting.

The deadline for the receipt of any qualified stockholder proposals including for a nomination of directors submitted pursuant to Rule 14a-8 under the Exchange Act shall be not later than December 29, 2016 (which the Company believes is a reasonable time before it begins to print and distribute its proxy materials).

Additionally, stockholders who intend to present a stockholder proposal (including for a nomination of directors) at the 2017 annual meeting of stockholders not intended to be included in the proxy materials must provide the Secretary of the Company with written notice of the proposal no earlier than February 7, 2017, and no later than February 27, 2017. The February 27, 2017 deadline also applies in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies pursuant to Rule 14a-4(c) under the Exchange Act.

Stockholder proposals must be received by the Secretary of the Company at Reata Pharmaceuticals, Inc., 2801 Gateway Drive, Suite 150, Irving, TX 75063. All proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Company’s Amended and Restated Bylaws.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated August 11, 2016

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: August 11, 2016	By:	/s/ Jason D. Wilson
Jason D. Wilson
Chief Financial Officer

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